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                                                                     EXHIBIT 4.1
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                      TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE CERTIFICATE WHEN READY FOR DELIVERY
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
COMMON STOCK                                    TIMBERLAND GROWTH CORPORATION                                   COMMON STOCK
  [LOGO]                               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                        [LOGO]


THIS CERTIFICATE IS TRANSFERABLE                                                                                SEE REVERSE FOR
 IN THE CITIES OF CHICAGO, IL                                                                                 CERTAIN DEFINITIONS
       OR NEW YORK, NY
                                                                                                               CUSIP 887101 10 3

        THIS CERTIFIES THAT



        IS THE RECORD HOLDER OF

                      FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF
                                                   TIMBERLAND GROWTH CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                        /s/ Allan F. Trinkwald                  [SEAL]                  /s/ Scott R. Jones
                        ----------------------                                          ------------------
                              Treasurer                                                     President

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   The shares of Timberland Growth Corporation (the "Corporation") represented by this certificate are subject to restrictions set forth in the Corporation's Certificate of Incorporation which prohibit in general (a) any Person from Beneficially Owning shares of Equity Stock in excess of the Ownership Limit and (b) any Person from acquiring or maintaining any ownership interest in the capital stock of the Corporation that is inconsistent with (i) the requirements of the Code pertaining to real estate investment trusts or (ii) the Certificate of Incorporation of the Corporation, and the holder of this certificate by his acceptance hereof consents to be bound by such restrictions. Any purported transfer of Equity Stock in violation of such restrictions shall be void ab initio and the Equity Stock in violation of such restrictions, whether as a result of a Transfer or the Non-Transfer Event, shall be automatically converted into shares of Excess Stock and transferred to a Trust for disposition as provided in the Certificate of Incorporation. Capitalized terms used in this paragraph and not defined herein are defined in the Corporation's Certificate of Incorporation. The Corporation will furnish without charge, to each stockholder who so requests, a copy of the Certificate of Incorporation of the Corporation, containing, among other things, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request shall be addressed to the Secretary of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                                          UNIF GIFT MIN ACT - __________ Custodian _____________
TEN ENT - as tenants by the entireties                                                        (Cust)                (Minor)
JT TEN  - as joint tenants with right of                                                    under Uniform Gifts to Minors
          survivorship and not as tenants                                                   Act_______________________________
          in common                                                                                     (State)
                                                                        UNIF TRF MIN ACT  - __________ Custodian (until age___)
                                                                                              (Cust)
                                                                                            ____________ under Uniform Transfers
                                                                                              (Minor)
                                                                                            to Minors Act _____________________
                                                                                                                (State)
                              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
|                                    |
______________________________________


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                             (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________________

                                                X __________________________________________________________________________________

                                                X __________________________________________________________________________________
                                        NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                                  UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                  ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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